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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 6, 2003

                         OCEANEERING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-10945               95-2628227
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)

                11911 FM 529
                 Houston, TX                                     77041
  (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (713) 329-4500

                                       N/A

          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         99.1 - Press Release titled "Oceaneering Announces First Quarter Earnings."

Item 9.  Regulation FD Disclosure.

On May 6, 2003, we issued a press release announcing financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference.

Pursuant to SEC Release No. 33-8216, the information furnished under this "Item
9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.



By:  /s/ MARVIN J. MIGURA                                    Date: May 6, 2003
     -------------------------------
          Marvin J. Migura
     Senior Vice President and
      Chief Financial Officer
    (Principal Financial Officer)

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                                Index to Exhibits

Number      Exhibit
------      -------
99.1        Press Release titled "Oceaneering Announces First Quarter Earnings."